PURCHASE AGREEMENT


      THIS PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 13th of June, 2002, by and between the following:

           ASHFORD CAPITAL LLC, a California limited liability company (hereinafter "Seller"); and

           AIRLINE  COMMUNICATIONS, LTD.,  a  Nevada  corporation
     (hereinafter "Buyer").


                      W I T N E S S E T H


      WHEREAS, subject to the terms and conditions of this Agreement, Buyer and Seller desire for Buyer to purchase from Seller and for Seller to sell to Buyer all of Seller's interest in Two Million Six Hundred Sixty Thousand (2,660,000) shares of the outstanding common stock of THE PRESTIGE GROUP.NET, INC., a Nevada corporation, (the "Acquired Prestige Shares", "Prestige Common Stock" and "Prestige", respectively), which Acquired Prestige Shares constitutes approximately sixty-one Percent (61%) of all of the issued and outstanding Prestige Common Stock; and

      WHEREAS, the Buyer deems it desirable and in the best interests of Buyer that Buyer purchases the Acquired Prestige Shares in consideration of cash in the amount of $326,000.00 as evidenced by the promissory note of Buyer (the "Buyer's Note") and other consideration as set forth hereinbelow; and

     WHEREAS, Seller deems it desirable and in the best interests of Seller that Seller sells the Acquired Prestige Shares to Buyer; and

      WHEREAS,  Buyer  and Seller desire to provide  for  certain
undertakings,   conditions,  representations,   warranties,   and
covenants in connection with the transactions contemplated by this Agreement; and

      WHEREAS, Seller and Buyer have approved and adopted this Agreement, subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

                            SECTION 1

                           DEFINITIONS

      1.1    "Acquired  Prestige Shares",  "Agreement",  "Buyer",
"Buyer's Note", "Prestige" "Prestige Common Stock" and "Seller", respectively, shall have the meanings defined in the foregoing preamble and recitals to this Agreement.

      1.2 "Closing Date" shall mean 10:00 a.m., local time, July 16, 2002, at Newport Beach, California, the date on which the parties hereto shall close the transactions contemplated herein; provided that the parties can change the Closing Date and place of Closing to such other time and place as the parties shall mutually agree, in writing. As of the Closing Date, all Exhibits to this Agreement shall be complete and attached to this Agreement.


                           SECTION 2

  AGREEMENT FOR PURCHASE AND SALE OF ACQUIRED PRESTIGE SHARES

      2.1  Substantive Terms of the Purchase and Sale of Acquired
Prestige Shares.

      Seller shall sell and deliver to Buyer Two Million Six Hundred Sixty Thousand shares of Prestige Common Stock, which constitutes approximately sixty-one percent (61%) of the issued and outstanding Prestige Common Stock in a form enabling Buyer, then and there, to become the record and beneficial owner of said common stock.

     2.2  Consideration Paid by Buyer.

     Buyer shall deliver to Seller the Buyer's Note in the initial principal amount of Three Hundred Twenty-Six Thousand Dollars ($326,000.00) made payable to Seller. The Buyer's Note shall bear interest at the rate of five percent (5%) per annum, with the entire principal balance and accrued interest thereon being due and payable, in full, Ninety (90) days following the Closing Date. The Buyer's Note shall be in the form attached hereto as Exhibit "2.2(a)". The performance by Buyer of its obligations under the Buyer's Note shall be secured by the certain collateral, as further described in the provisions of the Security Agreement to be entered into as of the Closing Date by and between Buyer and Seller (hereinafter referred to as the "Security Agreement"), in form attached hereto as Exhibit "2.2(b)".


                            SECTION 3

            REPRESENTATIONS AND WARRANTIES OF BUYER

      BUYER,  in order to induce Seller to execute this Agreement
and   to   consummate   the  transactions  contemplated   herein,
represents and warrants to Seller, as follows:

     3.1 Organization and Qualification. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, with all requisite power and authority to own its property and to carry on its business as it is now being conducted. Buyer is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition or business of Buyer.

      3.2 Authorization and Validity. Buyer has the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. The board of directors and stockholders of Buyer have taken all action required by law, its Articles of Incorporation and Bylaws, or otherwise, to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, subject to the satisfaction or waiver of the conditions precedent set forth in
Section 7 of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of Seller, this Agreement is a valid and binding agreement of Buyer.

     3.3 No Defaults. Buyer is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws. Buyer is not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its assets is subject, if such default would have a material, adverse effect on the financial condition or business of Buyer. Buyer is not in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its properties which, if enforced, would have a material, adverse effect on the financial condition or business of Buyer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of Buyer and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

      3.4   Documents.   The copies of all agreements  and  other
instruments that have been delivered by Buyer to Seller are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     3.5 Disclosure. The representations and warranties made by Buyer herein and in any schedule, statement, certificate, or document furnished or to be furnished by Buyer to Seller pursuant to the provisions hereof or in connection with the transactions contemplated hereby, taken as a whole, do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.

                           SECTION 4

            REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller,  in order to induce Buyer to execute this Agreement
and   to   consummate   the  transactions  contemplated   herein,
represents and warrants to Buyer as follows:

      4.1 Organization and Qualification. Prestige is a Nevada corporation, duly organized, validly existing, and in good standing under the laws of the State of Nevada with all requisite power and authority to own its property and assets and to carry on its business as it is now being conducted. Prestige is qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, lease, or operation of property or the conduct of its business requires such qualification, except where the failure to be in good standing or so qualified would not have a material, adverse effect on the financial condition and business of Prestige.

     4.2 Ownership of Acquired Prestige Shares. Prestige is authorized to issue two classes of stock, of up to Fifty Million (50,000,000) shares of common stock, $0.001 par value per share, and up to Five Million (5,000,000) shares of preferred stock, $0.001 par value per share. At the date hereof, Four Million Three Hundred sixty-six Thousand Four Hundred ninety-four (4,366,494) shares of common have been validly issued and are outstanding, fully paid, and non-assessable. As of this date, no shares of preferred stock are issued or outstanding and no class or series of preferred stock have been designated or determined by Prestige. There are no options, warrants, or other securities exercisable or convertible into or any calls, commitments, or agreements of any kind relating to any unissued equity securities of Prestige.

      4.3 Authorization and Validity. Seller has the requisite power and is duly authorized to execute and deliver and to carry out the terms of this Agreement. Assuming this Agreement has been approved by all action necessary on the part of Buyer, this Agreement is a valid and binding agreement of Seller.

     4.4 SEC Documents; Financial Statements. As of the Closing, Prestige has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior  to  the date hereof and all exhibits included therein  and
financial   statements  and  schedules  thereto   and   documents
incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents substantially complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents substantially complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC
with   respect  thereto.  Such  financial  statements  have  been
prepared                                                       in
substantial   accordance  with  generally   accepted   accounting
principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited
statements,  to  normal  year-end audit adjustments).   No  other
information provided by or on behalf of the Prestige to the Buyer which is not included in the SEC Documents, including, without limitation, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither Prestige nor any of its officers, directors, employees or agents have provided the Buyer with any material, nonpublic information.

      4.5 Absence of Certain Changes. Since the most recent filing by Prestige with the SEC, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of Prestige. Prestige has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does Prestige have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

     4.6 Compensation Due Employees. Prestige will not have any outstanding liability for payment of wages, payroll taxes, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions, contributions under any employee benefit plans or other compensation, current or deferred, under any labor or employment contracts, whether oral or written, based upon or accruing in respect of those services of employees of Prestige that have been performed prior to the Closing Date, except as specified on
Exhibit 4.6 hereto. On the Closing Date, Prestige will not have any unfunded, contingent or other liability under any defined benefits plan or any other retirement or retirement-type plan, whether such plan(s) are to continue or are thereupon terminated, except for the normal on-going obligations for future contributions under such plan(s) not related, generally or specifically, to the termination of such plan(s) or except as specified on Exhibit 4.6 hereto.

      4.7 Union Agreements and Employment Agreements. Prestige is not a party to any union agreement or any organized labor dispute. Prestige has no written or verbal employment agreements with any of its employees, except as listed in Exhibit 4.7 hereto.

      4.8 Contracts and Leases. Except as listed in Exhibit 4.8 hereto, Prestige is not a party to any written or oral leases, commitments, or any other agreements. On the Closing Date, Prestige has paid or performed in all material respects all obligations required to be paid or performed by it to such date and will not be in default under any document, contract, agreement, lease, or other commitment to which it is a party.

      4.9 Insurance. All insurance against losses or damages or other risks which are in force for the benefit of Prestige are set forth in Exhibit 4.9 hereto.

      4.10 Liabilities. Prestige has no liabilities that are not disclosed in the SEC Documents, except as described in Exhibit
4.10 hereto.

      4.11 Contracts and Agreements. Prestige is not a party to any material contracts or agreements in respect of the operation of its business, except as listed in Exhibit 4.11 hereto.

      4.12 Minute Books. The minute books of Prestige contain true, complete, and accurate records of all meetings and other corporate actions of its shareholders and Board of Directors, and true and accurate copies thereof have been delivered to Buyer prior to the Closing Date. The signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.

     4.13 Litigation. Except as set forth in Exhibit 4.13, there are no actions, suits, proceedings, orders, investigations, or claims (whether or not purportedly on behalf of Prestige) pending against or affecting Prestige at law or in equity or before or by any federal, state, municipal, or other governmental department,
commission,  board,  agency,  or  instrumentality,  domestic   or
foreign,   nor   has  any  such  action,  suit,  proceeding,   or
investigation been pending or threatened in writing during the 12-month period preceding the date hereof, which, if adversely determined, would materially and adversely affect the financial condition of Prestige or which seeks to prohibit, restrict, or delay the consummation of the stock sale contemplated hereby. Prestige is not operating under or subject to, or in default with respect to, any order, writ, injunction, or decree of any court or federal, state, municipal, or other governmental department, commission, board, agency, or instrumentality.

      4.14 Taxes. At the Closing Date, all tax returns required to be filed with respect to the operations or assets of each of Prestige prior to Closing Date have been correctly prepared in all material respects and timely filed, and all taxes required to be paid in respect of the periods covered by such returns have been paid in full or adequate reserves have been established for the payment of such taxes. Except as set forth in Exhibit 4.14, as of the Closing Date, Prestige has not requested any extension of time within which to file any tax returns, and all known deficiencies for any tax, assessment, or governmental charge or duty shall have been paid in full or adequate reserves have been established for the payment of such taxes. The Prestige Tax Returns are true and complete in all material respects. No audits by federal or state authorities are currently pending or threatened.

      4.15 No Defaults. Prestige is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws. Prestige is not in default under or in violation of any material provision of any indenture, mortgage, deed of trust, lease, loan agreement, or other agreement or instrument to which it is a party or by which it is bound or to which any of its is subject, if such default would have a material, adverse effect on the financial condition or business of Prestige. Prestige is not in violation of any statute, law, ordinance, order, judgment, rule, regulation, permit, franchise, or other approval or authorization of any court or governmental agency or body having jurisdiction over it or any of its properties which, if enforced, would have a material, adverse effect on the financial condition or business of Prestige. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will conflict with or result in a breach of or constitute a default under any of the foregoing or result in the creation of any lien, mortgage, pledge, charge, or encumbrance upon any asset of Prestige and no consents or waivers thereunder are required to be obtained in connection therewith in order to consummate the transactions contemplated by this Agreement.

      4.16  Documents.   The copies of all agreements  and  other
instruments that have been delivered by Seller to Buyer are true, correct, and complete copies of such agreements and instruments and include all amendments thereto.

     4.17 Disclosure. The representations and warranties made by Seller herein and in any schedule, statement, certificate, or document furnished or to be furnished by Prestige and/or Seller to Buyer pursuant to the provisions hereof or in connection with the transactions contemplated hereby taken as a whole do not and will not as of their respective dates contain any untrue statements of a material fact, or omit to state a material fact necessary to make the statements made not misleading.


                           SECTION 5

                           BROKERAGE

      5.1 Brokers and Finders. Except as set forth in Exhibit 5.1, neither Buyer nor Seller, or any of their respective officers, directors, employees, or agents, has employed any broker, finder, or financial advisor or incurred any liability for any fee or commissions in connection with initiating the transactions contemplated herein. Each party hereto agrees to indemnify and hold the other party harmless against or in respect of any commissions, finder's fees, or brokerage fees incurred or alleged to have been incurred with respect to initiating the transactions contemplated herein as a result of any action of the indemnifying party.


                            SECTION 6

                      CLOSING AGREEMENTS

     6.1 Closing Agreements. On the Closing Date, the following activities shall occur, the following agreements shall be executed and delivered, and the respective parties thereto shall have performed all acts that are required by the terms of such activities and agreements to have been performed simultaneously with the execution and delivery thereof as of the Closing Date:

          (a) Seller shall have executed and delivered documents to Buyer sufficient then and there to transfer record and beneficial ownership to Buyer of the Acquired Prestige Shares, consisting of 2,660,0000 shares of common stock of Prestige;

          (b) Buyer shall have delivered the duly executed Buyer's Note to Seller;

          (c) Seller and Buyer shall have executed the Security Agreement and the Collateral Agent Agreement;

          (d) Seller shall deliver to Buyer a resolution of the Board of Directors of Prestige appointing Douglas G. Gregg to the Board of
Directors of Prestige and the written resignations of all other officers and directors of Prestige effective as of the Closing
Date.


                            SECTION 7

      CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS TO CLOSE

      The obligations of Buyer to consummate this Agreement are subject to satisfaction on or prior to the Closing Date of the following conditions:

      7.1 Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and Seller shall have performed in all material respects all of his obligations hereunder theretofore to be performed.

      7.2   Other.  The joint conditions precedent in  Section  9
hereof shall have been satisfied and all documents required for Closing shall be acceptable to Counsel for Buyer.


                            SECTION 8

     CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS TO CLOSE

      The obligation of Seller to consummate this Agreement is subject to the satisfaction on or prior to the Closing Date of the following conditions:

      8.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, and Buyer shall have performed in all material respects all of its obligations hereunder theretofore to be performed.

      8.2   Other.  The joint conditions precedent in  Section  9
hereof shall have been satisfied.


                            SECTION 9

                   JOINT CONDITIONS PRECEDENT

      The obligations of Buyer and Seller to consummate this Agreement shall be subject to satisfaction or waiver in writing by all parties of each and all of the following additional conditions precedent at or prior to the Closing Date:

      9.1 Other Agreements. All of the agreements contemplated by Section 6.1 of this Agreement shall have been executed and delivered, and all acts required to be performed thereunder as of the Closing Date shall have been duly performed, including, without limitation, completion of all exhibits to this Agreement.

      9.2 Absence of Litigation. At the Closing Date, there shall be no action, suit, or proceeding pending or threatened against any of the parties hereto by any person, governmental agency, or subdivision thereof, nor shall there be pending or threatened any action in any court or administrative tribunal, which would have the effect of inhibiting the consummation of the transactions contemplated herein.


                           SECTION 10

                     TERMINATION AND WAIVER

      10.1  Termination.  This Agreement may  be  terminated  and abandoned on the Closing Date by:

           (a) the mutual consent in writing of the parties hereto;

           (b)  Buyer, if the conditions precedent in Sections  7
and 9 of this Agreement have not been satisfied or waived by the Closing Date; and

           (c) Seller, if the conditions precedent in Sections 8 and 9 of this Agreement have not been satisfied or waived by the Closing Date.

           If  this  Agreement is terminated pursuant to  Section
10.1, the parties hereto shall not have any further obligations under this Agreement, and each party shall bear all costs and expenses incurred by it.


                           SECTION 11

          NATURE AND SURVIVAL OF REPRESENTATIONS, ETC.

      11.1 All statements contained in any certificate or other instrument delivered by or on behalf of Buyer or Seller pursuant to this Agreement or in connection with the transactions contemplated hereby shall be deemed representations and warranties by such party. All representations and warranties and agreements made by Buyer or Seller in this Agreement or pursuant hereto shall survive the Closing Date hereunder until the expiration of the 12th month following the Closing Date.


                           SECTION 12

                         MISCELLANEOUS

      12.1 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if written and delivered in person or sent by registered mail, postage prepaid, addressed as follows:

          to Seller:          Ashford Capital LLC
                         1301 Dove Street
                         Suite 800
                         Newport Beach, CA 92660
                         Attn:     Frank Kavanaugh
                         Tel: (949) 757-4640
                         Fax: (949) 757-1056

          to Buyer:           Airline Communications, Ltd.
                         4610 So. Ulster St.
                         Suite 150
                         Denver, CO 80237
                         Attn:     Douglas G. Gregg
                         Tell:     (720) 851-9273
                         Fax: (720) 851-8905

or such other address as shall be furnished in writing by the appropriate person, and any such notice or communication shall be deemed to have been given as of the date so mailed.

      12.2 Time of the Essence. Time shall be of the essence of this Agreement.

      12.3  Costs.   Each party will bear the costs and  expenses
incurred by it in connection with this Agreement and the transactions contemplated hereby.

      12.4 Cancellation of Agreement. In the event that this Agreement is canceled by mutual agreement of the parties or by failures of any of the conditions precedent set forth in Paragraphs 7, 8 and 9, neither Seller nor Buyer shall be entitled to any damages, fees, costs or other consideration.

      12.5 Entire Agreement and Amendment. This Agreement and documents delivered at the Closing Date hereunder contain the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all other agreements, written or oral, with respect thereto. This Agreement may be amended or modified in whole or in part, and any rights hereunder may be waived, only by an agreement in writing, duly and validly executed in the same manner as this Agreement or by the party against whom the waiver would be asserted. The waiver of any right hereunder shall be effective only with respect to the matter specifically waived and shall not act as a continuing waiver unless it so states by its terms.

     12.6 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

      12.7 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

      12.8 Attorneys' Fees and Costs. In the event any party to this Agreement shall be required to initiate legal proceedings to enforce performance of any term or condition of this Agreement, including, but not limited to, the interpretation of any term or provision hereof, the payment of moneys or the enjoining of any action prohibited hereunder, the prevailing party shall be entitled to recover such sums, in addition to any other damages or compensation received, as will reimburse the prevailing party for reasonable attorneys' fees and court costs incurred on account thereof (including, without limitation, the costs of any appeal) notwithstanding the nature of the claim or cause of action asserted by the prevailing party.

      12.9 Successors and Assigns.  This Agreement shall inure to the  benefit of and be binding upon the parties hereto and  their
respective    heirs,    executors,   personal    representatives,
successors, and assigns, as the case may be.

     12.10 Access to Counsel. Each party hereto acknowledges that each has had access to legal counsel of her or its own choice and has obtained such advice therefrom, if any, as such party has deemed necessary and sufficient prior to the execution hereof. Each party hereto acknowledges that the drafting of this Agreement has been a joint effort and any ambiguities or interpretative issues that may arise from and after the execution hereof shall not be decided in favor or, or against, any party hereto because the language reflecting any such ambiguities or issues may have been drafted by any specific party or her or its counsel.

       12.11      Captions.   The  captions  appearing  in   this
Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

                    [SIGNATURE PAGE FOLLOWS]



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



AIRLINE COMMUNICATIONS, LTD.


By:  /s/ Douglas G. Gregg
     --------------------
     Douglas G. Gregg
     President

               "Buyer"


ASHFORD CAPITAL, LLC


By:  /s/ Frank Kavanaugh
     -------------------
     Frank Kavanaugh
     Chairman

               "Seller"